SCHEDULE 14A

[ 40,151]  Information Required by Proxy Statement
	Reg.  240.14a-101.


SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934
(Amendment No.    )

Filed by the Registrant  [ x ]
Filed by a Party other than the Registrant  [   ]
Check the appropriate box:
[ x ]	Preliminary Proxy Statement
[    ]	Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[    ]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-1


BERWYN INCOME FUND, INC.
(Name of Registrant as Specified In Its Charter)

KEVIN M. RYAN

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ x ]	No fee required.
[    ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
and 0-11.
	1)	Title of each class of securities to which transaction applies:

	_________________________________________________________________
_____________

	2)	Aggregate number of securities to which transaction applies:

	_________________________________________________________________
_____________

	3)	Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	_________________________________________________________________
_____________

	4)	Proposed maximum aggregate value of transaction:
	_________________________________________________________________
________________

	5)	Total fee paid:
	_________________________________________________________________
________________

[    ]	Fee paid previously with preliminary materials.
[    ]	Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	_________________________________________________________________
________________

	2)	Form, Schedule or Registration Statement No.:



BERWYN INCOME FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS

Robert E. Killen and Kevin M. Ryan, or either of them, with power of substitution, are hereby authorized as proxies to represent, and to vote the shares of common stock (the "Shares") of Berwyn Income Fund, Inc. (the "Fund") owned by the undersigned shareholder(s) at the Annual Meeting of Shareholders of the Fund, to be held at 11:00 a.m. or immediately following the Annual Meeting of Shareholders of The Berwyn Fund, Inc., which is scheduled for 10:00 a.m. on Monday, March 27, 1998 at 1199 Lancaster Avenue, Berwyn, Pennsylvania, and at any adjournment thereof. The proxies are to vote the Shares of the undersigned as instructed below and in accordance with their judgment on all other matters which may properly come before the meeting. If no specification is made below, this proxy shall be voted in favor of each listed proposal (including each nominee for Director).

The Board of Directors recommends voting for Proposals 1, 2, 3, 4 and
5.

1.	Election of Directors:

	Nominees: Robert E. Killen, Denis P. Conlon, Anthony N. Carrelli, Edward A. Killen II,
			 and William H. Vonier

		For All Nominees____        Withhold All Nominees____
Withhold Those Listed Below____

	Instruction: To withhold authority to vote for any individual nominee, please print his name below:

2.	Annual Continuation of Contract for Investment Advisory Services:
		Approve____     Disapprove____     Abstain____

3.	Ratification of Price Waterhouse, LLP as independent accountants:
		For____     Against____     Abstain____

4.	Amendment of the Articles of Incorporation of the Fund to increase the number of authorized shares of
	the 	Fund:
		For____     Against____     Abstain____

5.	Amendments of the fundamental investment restriction and Bylaws of the Fund to permit purchase
	and sale of Rule 144A securities:
		For____     Against____     Abstain____

Please sign and date this proxy and return it promptly in the enclosed envelope.

_____________________________________
	Dated____________________, 1998

_____________________________________
	Dated____________________, 1998
Joint Tenant (if any)

Please check here _______ if planning to attend the Annual Meeting of Shareholders.

Please check here _______ if you have comments and use back of form.

YOUR VOTE IS IMPORTAN


BERWYN INCOME FUND, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

MARCH 27, 1998

BERWYN, PENNSYLVANIA


NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of the Berwyn Income Fund, Inc. (the "Fund"), a registered investment company, will be held at the executive offices of The Killen Group, Inc., 1199 Lancaster Avenue, Berwyn, Pennsylvania on Monday, March 27, 1998, at 11:00 a.m. or immediately following The Berwyn Fund, Inc. Shareholder Meeting, which is scheduled for 10:00 a.m., for the following purposes:

1.	To elect 5 Directors to serve until the next annual meeting of shareholders and until their successors are elected;

2.	To consider and approve the Investment Advisory Agreement
between the Fund and The Killen Group, Inc. for the period from March 27, 1998 to March 26, 1999, or until the next annual meeting of shareholders;

3.	To consider and ratify the appointment of Price Waterhouse, LLP as independent accountants for the fiscal year ending December
31, 1998.

4.	To consider and approve an amendment to the Articles of
Incorporation of the Fund to increase the number of shares of the Fund that the Fund is authorized to issue from 20,000,000 to 100,000,000.

5.	To consider and approve an amendment to (a) Section (1)(k) of
Article XI of the Bylaws of the Fund and (b) the Fund's fundamental investment restrictions in order to permit the Fund to invest in unregistered securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended.

At such meeting, only holders of common stock of record at the close of business on February 12, 1998 will be entitled to vote.

You are encouraged to attend this meeting in person, but if you cannot do so, please complete, date, sign and return the accompanying proxy at your earliest convenience. YOUR
PARTICIPATION, IN PERSON OR BY PROXY, IS IMPORTANT.  BUSINESS MAY
BE TRANSACTED ONLY IF A MAJORITY OF THE SHARES ENTITLED TO VOTE
ARE PRESENT IN PERSON OR BY PROXY.

				By Order of the
Board of Directors




February 13, 1998		Kevin M. Ryan,
Secretary


PROXY STATEMENT

SOLICITATION, REVOCATION AND VOTING OF PROXIES


The enclosed proxy is solicited by and on behalf of the Board of Directors of Berwyn Income Fund, Inc. (the "Fund"), for use at the Annual Meeting of Shareholders (the "Annual Meeting"), or any adjournment thereof, to be held on March 27, 1998, at 11:00 a.m. or immediately following the Annual Meeting of Shareholders of The Berwyn Fund, Inc., which is scheduled for 10:00 a.m., at the executive offices of The Killen Group, Inc. (the "Adviser" or "Killen Group"), 1199 Lancaster Avenue, Berwyn, Pennsylvania. The Fund's address is 1189 Lancaster Avenue, Berwyn, Pennsylvania 19312. This proxy statement and the enclosed proxy are first being sent to shareholders of the Fund (the "Shareholders") on or about March 2, 1998. The close of business on February 12, 1998 has been fixed as the record date for the determination of shareholders entitled to vote at the Annual Meeting. On that date there were outstanding ____________ shares of common stock of the Fund. (The Fund issues only common stock.) Shareholders will be entitled to one vote on each matter for each share held.

A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum and the presence of a quorum is necessary for the transaction of business. Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the meeting, but will be treated as votes not cast and, therefore, will not be counted in determining whether matters to be voted upon at the meeting have been approved.

The proposed contract for Investment Advisory Services between the Fund and the Adviser, (the "Advisory Agreement"), and the proposed Amendments to the Fund's fundamental investment restriction and Bylaws (Proposals 2 and 5 below) require approval by a vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended ("1940 Act"). Under the 1940 Act, such approval means the affirmative vote at a meeting of shareholders of the lesser of (a) more than 50% of the Fund's outstanding shares, or (b) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy. The election of the nominees for Director, the Amendment of the Articles of Incorporation and the ratification of the appointment of Price Waterhouse, LLP as independent accountants of the Fund (Proposals 1, 3 and 4 below) require the affirmative vote of a majority of shares present at the meeting either in person or by proxy.

All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. A shareholder who executes and returns a proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Fund written notice of its revocation, sending the Fund a proxy with a later date, or voting in person at the meeting. The cost of soliciting proxies, which is estimated at $2,500, is being paid by the Fund. In addition to solicitation by mail, Officers of the Fund may ask Shareholders to return proxies in personal conversations or by telephone or telecopy.

-2-


Since the Fund is bearing all proxy solicitation costs, it is requested that Shareholders who will not attend the meeting, execute and return a proxy so as to avoid any additional solicitation expense.



OWNERSHIP OF SHARES



Shareholders known by the Board of Directors to own more than 5% of the outstanding shares of the Fund on February 12, 1998 and the percentage of the outstanding shares owned on that date are listed below.


	Name of Shareholder	Amount of 	Percentage of
	      and Address     	Shares Owned	Outstanding Shares

	Charles Schwab & Co. (1)		%
	101 Montgomery Street
	San Francisco, CA

National Financial Services Corp. (1)		%
	1 World Financial Center
	200 Liberty Street
	New York, NY


(1)	Indicated owner of record; the record owner is a registered broker-
dealer and holds the shares listed for 	the benefit of its customers.

To the Fund's 	knowledge, no person beneficially owned more than 5% of the
outstanding shares of the 	Fund on February 12, 1998.



PROPOSAL 1.  NOMINEES FOR ELECTION AS DIRECTORS

Five Directors are to be elected to serve on the Board of Directors of the Fund (the "Board") until the next Annual Meeting of Shareholders and until their successors are elected. The Board's nominees are named in the following table, which also sets forth information about each of them concerning age, principal occupation, business experience for at least the past five years, and ownership of Fund shares. This information is also provided for Kevin M. Ryan who serves as Secretary-Treasurer of the Fund. Robert E. Killen, Anthony N. Carrelli, Denis P. Conlon, Edward A. Killen II and William H. Vonier are currently members of the Fund's Board of Directors and all are nominees for election.



3-


			Number of Shares
	Principal Occupation		Beneficially
	and Other Business		Owned & Percent
	Experience During the		of Class as of
Name(Age)	Past Five Years		February 12, 1998

*Robert E. Killen 	Director and shareholder, Berwyn Financial
Services
(56)	Corp. ("BFS"), a financial services company
(registered		(1)
	with the U.S. Securities and Exchange
Commission		+
	(the "SEC") as a broker-dealer since December
1993
	and a member of the National Association of Securities
	Dealers (the "NASD") since July 1994, since
October 1991.
	President and Director of The Berwyn Fund,
Inc., since
	February 1983.  President and Director of
Berwyn
	Income Fund, Inc., since December 1986.
Director of
	Westmoreland Coal Co. (a mining company) since
July
	1996. Chairman, CEO, and sole shareholder of Killen
	Group (an investment advisory firm and the investment
	adviser to the Fund) since April 1996.
President,
	Treasurer, Director and sole shareholder of Killen Group,
	from September 1982 to March 1996.

*Anthony N. Carrelli 	Director of Berwyn Income Fund, Inc., since
December
(47)	1986.  Director of The Berwyn Fund, Inc.,
since January		+
	1995. Vice President of Killen Group (an investment
	advisory firm and the investment adviser to the Fund)
	since August 1986.

*Edward A. Killen II 	Director, Secretary and shareholder, BFS, a
financial services
(46)	(registered as a broker-dealer with the SEC
since December		+
	1993 and a member of the NASD since July
1994), since
	October 1991.  Director of Berwyn Income Fund,
Inc.,
	since January 1995.  Director  of The Berwyn
Fund, Inc.,
	from February 1983 to January 1995.  Vice
President,
	Secretary and Director of Killen Group (an investment
	advisory firm and the investment adviser to the Fund)
	since February 1983.

Denis P. Conlon 	Director of The Berwyn Fund, Inc., and Berwyn
Income
(49)	Fund, Inc., since June 1992.  President & CEO
of CRC		+
	Industries (a worldwide manufacturer of
chemical
	specialties for industrial and automotive markets) since
	September 1996.  Vice President, Corporate
Development,
	Berwind Corporation (diversified manufacturing and
	financial company) from 1990 to September
1996.

			Number of Shares
	Principal Occupation		Beneficially
	and Other Business		Owned & Percent
	Experience During the		of Class as of
Name(Age)	Past Five Years		February 12, 1998

William H. Vonier	Director of The Berwyn Fund, Inc., and Berwyn
Income
(69)	Fund, Inc., since June 1992.  Independent Consultant
	Sales and Marketing since 1989.

*Kevin M. Ryan 	President, Treasurer, Director and shareholder
of BFS,
(50)	a financial services company, (registered as a
broker-		(2)
	dealer with the SEC since December 1993 and a
member		+
	of the NASD since July 1994), since October
1991.
	Secretary-Treasurer of Berwyn Income Fund,
Inc., since
	1986. Director of Berwyn Income Fund, Inc., from
	December 1986 to January 1995.  Secretary,
Treasurer
	and Director of The Berwyn Fund, Inc., since
February
	1983. Legal Counsel to Killen Group (an investment
	advisory firm and the investment adviser to the Fund)
	since September 1985.

All Directors and Officers of the Fund as a group owned __________ shares of the Fund, which constituted approximately _______% of its outstanding shares as of February 12, 1998.

Notes:
(1)	The shares listed for Robert E. Killen include shares owned by The
Killen Group, Inc. and shares
	owned by his wife.
(2)	Shares listed for Kevin M. Ryan include shares owned by two
Partnerships of which he is a
	General Partner.
  +	Indicates ownership of less than 1% of the outstanding shares of the Fund.
  *	Robert E. Killen, Anthony N. Carrelli, Edward A. Killen II and Kevin
M. Ryan are interested persons of the Fund as defined in the 1940 Act. Messrs. R. Killen, Carrelli, and E. Killen are the "Interested
Directors" of the Fund as defined in the 1940 Act. Robert E. Killen is an Officer, Director and sole shareholder of the Adviser to the Fund. He is also a Director of BFS, a registered broker-dealer, and owns 1/3 of its outstanding shares. Anthony N. Carrelli is a Vice
President of the Adviser to the Fund.  Edward A. Killen II is an
Officer and Director of the Advisor to the Fund. He is also an Officer, Director, and the owner of 1/3 of the outstanding shares of BFS. Kevin M. Ryan is legal counsel to the Adviser and he is an Officer, Director and owner of the 1/3 of outstanding shares of BFS.
In addition, Robert E. Killen and Edward A. Killen II are brothers and
Kevin M. Ryan is brother-in-law to both. BFS serves as the selling agent for the Fund in certain jurisdictions. The Board of Directors sets broad policies for the Fund and elects the Officers. The
Officers of the Fund are Robert E. Killen, President, and Kevin M.
Ryan, Secretary-Treasurer. The Officers manage the Fund's daily operations and are directly responsible to the Directors.

The Board held four meetings in the Fund's fiscal year ended December 31, 1997 (the "1997 fiscal year") and all Directors were present at each meeting. The Board has an Audit Committee composed of Messrs. Conlon and Vonier, each of whom is not an "interested person" of the Fund, as that term is defined in the 1940 Act ("Independent Directors"). The Audit Committee recommends the selection of independent public accountants for the Fund, reviews the scope of the audit and evaluates the independent accountants' work and opinions and reports its findings to the Board. The Audit Committee did not meet in 1997. In past years, the Audit Committee met with the Fund's independent accountants at the start of the annual audit. In 1997, the Audit Committee decided to meet with the auditors at the conclusion of the annual audit. The Audit Committee will meet with the Fund's in 1998 at the conclusion of the 1997 audit.

The Independent Directors are paid a fee of $400 for each Board or Committee meeting attended and are reimbursed for any travel expenses. If a Board and Committee meeting are held on the same date, the Independent Directors receive only one fee. In the 1997 fiscal year, Messrs. Conlon and Vonier were paid Directors' fees of $1,600 and $1,600, respectively from the Fund. Messrs. Conlon and Vonier also serve as Independent Directors of The Berwyn Fund, Inc. (another registered investment company managed by the Adviser and together with the Fund, the "Funds"). In the fiscal year ended December 31, 1997 of The Berwyn Fund, Inc., Messrs. Conlon and Vonier received $1,600 and $1,600, respectively, in Directors' fees from The Berwyn Fund, Inc. The total Directors' fees paid by both Funds to Messrs. Conlon and Vonier were $3,200 and $3,200, respectively for the 1997 fiscal year of each of the Funds.

Officers of the Fund are not paid compensation by the Fund for their work as Officers and no fees are paid to the Interested Directors for the performance of their duties.



PROPOSAL 2.  INVESTMENT ADVISORY AGREEMENT


Investment Adviser

Killen Group currently serves as the investment adviser to the Fund. The Adviser is a Pennsylvania corporation formed in September 1982 and its offices are located at 1199 Lancaster Avenue, Berwyn, Pennsylvania 19312.

The Officers and Directors of the Adviser are Robert E. Killen, Chairman, CEO and Treasurer, William A. Siegenthaler, Chief Operating Officer and Director , Edward A. Killen, II, Executive Vice President, Secretary and Director, Anthony N. Carrelli, Vice President and Tara
J. Killen, Director. The address of each Officer and Director is 1199 Lancaster Avenue, Berwyn, Pennsylvania 19312.

Robert E. Killen has worked as an investment adviser since 1969. In that year, he co-founded the partnership of Compu Val Management Associates (an investment advisory firm) and was a partner until February 1983 when he was replaced by the Adviser as a general partner.

In December 1983, the partnership of Compu Val Management Associates was dissolved.

William A. Siegenthaler has been the Chief Operating Officer of Killen Group since April 1996. Prior to that he was manager of the Capital Markets Department of Electronics Data Systems Corporation, Wayne, Pennsylvania from March 1995 to March 1996.

Edward A. Killen II was Portfolio Manager for Compu Val Management Associates from 1976 until September 1983. At that time he assumed his present position with the Adviser.

Tara J. Killen has been employed as a writer by First News Corp., Boca Raton, Florida since September 1997. From June 1994 to June 1997, she was employed by the Adviser as an assistant portfolio manager and supervisor for mutual fund communications.

Robert E. Killen is Chairman of the Board and President of the Fund and currently a nominee for re-election as a Director. Edward A. Killen II, Executive Vice President, and Anthony N. Carrelli, Vice President of the Adviser, are currently Directors of the Fund and are nominees for election as Directors at the Annual Meeting.

Advisory Agreement

The Adviser serves as investment adviser to the Fund pursuant to a written Advisory Agreement, dated May 14, 1993. Under the terms of the Advisory Agreement, the Adviser provides the Fund with advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and other investments and the management of the Fund's resources.

In addition to providing investment services to the Fund, the Adviser provides and furnishes office space for the Fund and provides personnel to administer the Fund's operations. The Adviser also pays all expenses associated with the sales promotion of the Fund.

As compensation for investment services, under the Advisory Agreement, the Fund has agreed to pay the Adviser monthly compensation at the annual rate of 1/2 of 1% of the average daily net assets of the Fund. In the 1997 fiscal year, the Adviser received advisory fees totaling $806,436. The Advisory Agreement provides that the Adviser's fee will be reduced in any fiscal year by any amount necessary to prevent the Fund expenses and liabilities (excluding taxes, interest, brokerage commissions and extraordinary expenses, as determined by the Fund's or Adviser, but inclusive of the Adviser's fee) from exceeding 2% of the average daily net assets of the Fund (1 1/2% when net assets of the Fund are over $100 million). This expense limitation did not affect the Adviser's fee in 1997.

The Advisory Agreement is terminable at any time without penalty on 60 days' written notice by the Board of Directors and will terminate automatically in the event it is assigned. The Advisory Agreement is also terminable at any time without penalty by a vote of a majority of the outstanding shares of the Fund on 60 days' written notice. The Adviser may terminate the Agreement by written notice to the Fund at least 60 days prior to the date of the annual shareholder meeting of any year thereafter. The
Advisory Agreement provides that, unless sooner terminated, it will continue in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding shares of the Fund as defined in the 1940 Act. Continuance of the Advisory Agreement also must be approved by the Independent Directors of the Fund annually. The Board of Directors of the Fund, including the Independent Directors, unanimously approved continuance of the Advisory Agreement at a meeting held on January 20, 1998.

In making its recommendation to continue the Advisory Agreement, the Board considered a number of factors. These factors were the performance of the Fund in 1997 and from its inception, the nature and quality of services provided by the Adviser and the Adviser's fee and the expenses of the Fund in comparison to other mutual funds with a similar investment objective. The Board was also aware that the Adviser placed portfolio transactions through brokers affiliated with the Adviser and the Fund and that the Adviser allocated transactions to brokers that sold shares of the Fund and that provided research to the Fund and the Adviser. Prior to the Board meeting held on January 20, 1998, the members of the Board were provided with a memorandum prepared by the Adviser that detailed the experience of the Fund's portfolio manager, the services provided by the Adviser and the number of employees engaged in providing those services. Also provided in the memorandum was the annual performance of the Fund since inception as well as the annual average total return for 1 year, 5 years and the life of the Fund. The memorandum listed the total amount of fees paid to the Adviser for 1997, the ratio of expenses to average net assets for the year and the rate at which the Fund pays the Adviser.

In addition to the Adviser's memorandum, the members of the Board were provided with information which compared the various expenses and fees of funds with similar investment objectives to the Fund's expenses and fees.

After a discussion regarding the Advisory Agreement, the Board unanimously determined that it was in the best interest of the Fund's shareholders to continue the Advisory Agreement. The Board determined that the performance of the Fund in 1997 was satisfactory and that the performance of the Fund and level and quality of services provided by the Adviser since the Fund's inception have been good. The Board also determined that the fee charged by the Adviser was fair and reasonable considering the nature and quality of the services provided to the Fund and the other factors described above.

The terms of the Advisory Agreement require that the renewal of the agreement be submitted to the shareholders at the Annual Meeting for their approval. The Advisory Agreement was last submitted for shareholder approval at the Annual Meeting of Shareholders held on March 22, 1997. At that time, the Advisory Agreement was approved for continuance. No changes have been made in the Agreement since March 22, 1997.

A copy of the Advisory Agreement is attached as Appendix A.

The Board recommends approval by Shareholders of the Advisory
Agreement.

Affiliated Brokers

The Fund places a portion of its portfolio transactions through brokers affiliated with the Adviser and the Fund. In the 1997 fiscal year, the affiliated broker used by the Fund was BFS. BFS is affiliated with the

Adviser and the Fund by reason of the fact that Officers and Directors of the Fund and the Adviser are Officers, Directors and shareholders of BFS. In addition, BFS serves as the selling agent for the Fund in various jurisdictions pursuant to a written agreement.

In the 1997 fiscal year, the Fund paid a total of $193,023 in commissions to BFS. This figure represents ____% of the total commissions paid by the Fund.



PROPOSAL 3.  RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS


The Board is requesting ratification of its selection of Price
Waterhouse, LLP as independent accountants of the Fund for the fiscal year ending December 31, 1998. Price Waterhouse, LLP has served as independent accountants for the Fund since the Fund began operations.

No representative of Price Waterhouse, LLP is expected to be present or make a statement at the Annual Meeting.

The Board recommends the ratification by Shareholders of such selection of Price Waterhouse, LLP as independent accountants for the Fund.



PROPOSAL 4.  AMENDMENT OF THE ARTICLES OF INCORPORATION


The Fund's Articles of Incorporation (the :Articles") currently read as follows:

"The Aggregate Number of Shares, Classes of Shares and
Par Value of Shares Which the Corporation Shall Have the Authority to Issue:

20,000,000 shares with a stated Par Value Per Share of $1.00 Par."

The Board of the Fund has proposed to amend the Articles to increase the number of shares authorized to be issued. The proposed amendment would read as follows:

"The Aggregate Number of Shares, Classes of Shares and
Par Value of Shares Which the Corporation Shall Have the Authority to Issue:

100,000,000 shares with a Stated Par Value Per Share of
$1.00 Par."

The Board believes that it is in the best interest of the Fund and its Shareholders to increase the authorized number shares of the Fund.

When the Fund was established in December 1986, 20,000,000 shares of stock were deemed adequate. Circumstances, however, have changed and the Fund needs to increases the number of authorized shares to insure its continued operation. As of February 12, 1998, there were ______________ shares of the Fund outstanding.

Each share has equal voting, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and nonassessable. Fund shares do not have cumulative voting rights, which means that the holders of more than 50% of the share voting for election of Directors may elect 100% of the Directors if they choose to do so and, in such event, the holders of the remaining shares so voting will not be able to elect any Directors. Share certificates will be issued only upon written request.

The Board of Directors may declare and pay dividends upon the outstanding shares of the Fund, from time to time and to such extent as they deem advisable, in the manner and upon the terms and conditions provided by statute and the Articles of Incorporation, prospectus and statement of additional information ("SAI") of the Fund.

The registered holders of shares of the Fund may require the Fund to redeem the shares of the Fund by delivering to the Fund a written request for redemption as described in the prospectus and SAI of the Fund.

The additional shares of the Fund are being authorized for the same purpose as the currently authorized shares of the Fund. The additional shares will be issued to investors form time to time in the same manner and for the same consideration as the currently authorized shares, as described in the prospectus and SAI of the Fund.

If the present trend of sales continues, the Fund soon will issue all 20,000,000 shares authorized and no shares would be left to sell to investors or Shareholders who wish to reinvest their dividends.

The financial statements of the Fund are contained in the Annual
Report to Shareholders for the fiscal year ended December 31, 1997, which accompanies this Proxy Statement.

The Board recommends approval by the Shareholders of the Amendment of the Articles to increase the number and authorized shares to 100,000,000 shares.



5.  PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION AND
BYLAWS OF THE FUND


The Fund currently is subject to a fundamental policy and Bylaw provision that provides:

"The corporation will not invest in restricted securities
(securities that must be registered under the Securities Act of 1933, as amended, before they may be offered and sold to the public)."

The Board has proposed to amend this fundamental policy and bylaw provision as follows:

"The corporation will not invest in restricted securities (securities that must be registered in the Securities Act of 1933, as amended, before they may be offered and sold to the public, except that the corporation will be permitted to purchase restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended."

The Board believes that it is in the best interest of the Fund and its Shareholders to amend its Bylaws to permit the purchase of securities eligible for resale under Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended ("Securities Act").

Rule 144A provides an exemption from the registration requirements of the Securities Act for the purchase and sale of certain restricted securities by institutional investors that meet certain qualifications. The rule provides a way for such institutional investors to buy and sell restricted securities in private transactions.

The Adviser to the Fund has requested that the Board take action to change the fundamental policy and Bylaws restriction as proposed above. The Adviser believes that the Fund will benefit by being able to participate in transactions in restricted securities exempt from registration under Rule 144A.

There are issues regarding the liquidity and fair market value of restricted securities sold under the Rule 144A exemption. The Adviser has informed the Board, however, that investment in restricted securities should be limited to no more than 10% of the Fund's net assets. That is, the Fund would not purchase a restricted security in a transaction under Rule 144A if at the time the combined value of all the restricted securities held by the Fund and such security comprised more than 10% of the Fund's net assets. Also, the Board would adopt procedures to value securities purchased pursuant to Rule 144A if a market price was not available.

Restricted Securities which can be offered and sold to qualified institutional buyers under Rule 144A ("144A Securities") may be determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Although 144A Securities may be resold in negotiated transactions pursuant to Rule 144A, the prices realized form these sales could be less than those originally paid by the Fund or less than what may be considered fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

The Board recommends approval by the Shareholders of the amendment of the Fund's Bylaws to permit the Fund to purchase restricted securities eligible for resale under Rule 144A.

Shareholder Proposals

Proposals of Shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Fund by November 1, 1998 for inclusion in the Fund's Proxy Statement and Proxy relating to that meeting. Upon receipt of any such proposal, the Fund will determine whether or not to include such proposal in the Proxy Statement and Proxy, in accordance with regulations governing the solicitation of proxies.

The financial statements included in the Annual Report to Shareholders for the fiscal year ended December 31, 997 which accompanies this Proxy Statement are incorporated by reference in this Proxy Statement.

					By Order
of the Board of Directors



February 13, 1998


					Kevin M.
Ryan, Secretary

APPENDIX A


CONTRACT FOR
INVESTMENT ADVISORY SERVICES



Agreement made May 14, 1993 between The Berwyn Income Fund, Inc., a Pennsylvania corporation, having its principal place of business at 1189 Lancaster Avenue, Berwyn, Pennsylvania, herein referred to as the Fund, and The Killen Group, Inc., a Pennsylvania corporation, having its principal place of business at 1189 Lancaster Avenue, Berwyn, Pennsylvania, herein referred to as the Adviser.

1.	The Fund shall register with the Securities and Exchange
Commission as a diversified, open-end management investment company under the provisions of the Investment Company Act of 1940 and shall qualify to engage in business under said act and other applicable federal and state statutes.

2.	The Adviser is registered under the Investment Advisors Act and is engaged in the business of acting as an investment adviser and rendering research and advisory services.

3.	The Fund desires to retain the Adviser to render such services to the Fund in the manner and on the terms and conditions hereinafter set forth.

4.	Nothing contained herein shall be deemed to require the Fund to take any action contrary to its certificate of incorporation or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Fund of its responsibility for, and control of, the conduct of the affairs of the Fund.

For the reasons recited above, and in consideration of the mutual promises contained herein, the Fund and Adviser agree as follows:



SECTION ONE
INVESTMENT ADVICE AND OTHER SERVICES


	a.	Adviser shall to the extent reasonably required in the
conduct of the business of the Fund, place at the disposal of the Fund, its judgment and experience and furnish to the Fund advice and recommendations with respect to investments, investment policies, the purchase and sale of securities, and the management of its resources. Adviser shall also, from time to time, furnish to or place at the disposal of the Fund such reports and information relating to industries, businesses, corporations or securities as may be reasonably required by the Fund or as Adviser may deem to be helpful to the Fund in the administration of its investments.

	b.	Adviser agrees to use its best efforts in the furnishing of
such advice and recommendations and in the preparation of such reports and information, and for this purpose Adviser shall at all times maintain a staff of Officers and other trained personnel for the performance of its obligations under this agreement. Adviser, may at its expense, employ other persons to furnish to Adviser statistical and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments and such other information, advice and assistance as Adviser may desire.

	c.	The Fund will from time to time furnish to Adviser detailed
statements of the investments and resources of the Fund and information as to its investment problems, and will make available to Adviser such financial reports, proxy statements, and legal and other information relating to its investments as may be in possession of the Fund or available to it.


SECTION TWO

COMPENSATION TO INVESTMENT ADVISER


	a.	The Fund agrees to pay to Adviser and Adviser agrees to
accept, as full compensation for all services rendered and as full reimbursement for all expenses assumed by Adviser thereunder, an annual fee equal to 1/2 of l.0% of the average daily net assets of the Fund. The fee will be paid monthly.

	b.	Adviser agrees that neither it nor any of its Officers or
Directors shall take any long or short position in the capital stock of the Fund; but this prohibition shall not prevent the purchase by or for Adviser or any of its Officers or Directors of shares of the capital stock of the Fund at the price at which such shares are available to the public at the moment of purchase provided that (1) such purchase be made for investment purposes only and (2) if any shares of stock so purchased are resold within two months after the date of purchase, such fact will be immediately reported to the Fund.


SECTION THREE

PAYMENT OF EXPENSES


The Adviser shall provide and furnish office space for Officers and employees of the Fund. The Adviser shall pay all expenses associated with the sales promotion of the Fund. The Fund will pay all other expenses incurred in the operation of the Fund.

The Adviser hereby agrees to reduce its fee in any fiscal year by any amount necessary to prevent Fund expenses and liabilities (excluding taxes, interest, brokerage commissions and extraordinary expenses, determined by the Fund or Adviser, but inclusive of the Adviser's fee) from exceeding 2% of the net assets of the Fund. When the total net assets of the Fund exceed $100 million, the Adviser hereby agrees to reduce its fee in any fiscal year by any amount necessary to prevent Fund expenses and liabilities (excluding taxes, interest, brokerage commissions and extraordinary expenses, determined by the Fund or Adviser, but inclusive of the Adviser's fee) from exceeding 1 1/2% of the net assets of the Fund.


SECTION FOUR

DURATION; TERMINATION


	a.	This agreement shall begin on May 14, l993.  The agreement
shall continue in effect from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if (1) such continuation shall be specifically approved at least annually by vote of a majority of the outstanding voting securities of the Fund; and (2) Adviser shall not have notified the Fund, in writing, at least sixty days prior to the date of the Annual Shareholders Meeting of any year thereafter, that it does not desire such continuation.

	b.	This agreement may be terminated by the Fund on 60 days
notice in writing to Adviser, without the payment of any penalty, provided such termination be authorized by resolution of the Board of Directors of the Fund or by vote of a majority of its outstanding voting securities.


SECTION FIVE

AMENDMENT OF AGREEMENT


This agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Fund; and this agreement shall automatically and immediately terminate in the event of its assignment by Adviser.

In witness whereof, the parties hereto have caused this agreement to be signed by their respective Officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, the day and year first above written.

	THE BERWYN INCOME FUND, INC.    	THE KILLEN GROUP,
INC.



	by:    Kevin M. Ryan           	by: ROBERT E. KILLEN
        SECRATARY-TREASURER          PRESIDENT